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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT



                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): MARCH 28, 2000





                             VA LINUX SYSTEMS, INC.
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             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


            DELAWARE                               000-28369                              77-0399299
(STATE OR OTHER JURISDICTION OF             (COMMISSION FILE NUMBER)         (I.R.S. EMPLOYER IDENTIFICATION NO.)
 INCORPORATION OR ORGANIZATION)

                               1382 BORDEAUX DRIVE
                           SUNNYVALE, CALIFORNIA 94089
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          (ADDRESS, INCLUDING ZIP CODE, OF PRINCIPAL EXECUTIVE OFFICES)

               REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:
                                 (408) 542-8600



                                 NOT APPLICABLE
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          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

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ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS.

     On March 28, 2000, VA Linux Systems. Inc., a Delaware corporation ("VA Linux"), closed its acquisition of TruSOLUTIONS, Inc., a Delaware corporation ("TruSOLUTIONS"). Pursuant to the Agreement and Plan of Reorganization, between VA Linux, Little Brother Acquisition Corporation, a Delaware corporation and a wholly-owned subsidiary of VA Linux ("Merger Sub") and TruSOLUTIONS dated as of March 14, 2000 (the "Plan"), VA Linux acquired control of TruSOLUTIONS from Danen T. Butler and Michelle Zoe Butler, in their capacity as Co-Trustees of the Big Kala Trust udt 1/28/2000, Alexander D. Trudo and Kimberly S. Trudo, in their capacity as Co-Trustees of the Trudo Family Revocable Trust udt 1/28/2000 and from Paul J. Freet, for a combination of cash and stock with an aggregate value of approximately $200,000,000.00. This acquisition is intended to qualify as a reorganization under Section 368(a) of the Internal Revenue Code of 1986, as amended.

     Pursuant to the Plan, the Merger Sub merged with and into TruSOLUTIONS, and TruSOLUTIONS continued as the surviving corporation (the "Merger"). Pursuant to the terms of the Plan, VA Linux acquired all outstanding shares of TruSOLUTIONS.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

        (a) The financial statements are unavailable as of the date of this filing. Such information will be filed on or before the sixtieth day following the filing date of this Current Report on Form 8-K.

        (b) The pro forma financial information is unavailable as of the date of this filing. Such information will be filed on or before the sixtieth day following the filing date of this Current Report on Form 8-K.

        (c)  Exhibits

             99.4   Agreement and Plan of Reorganization dated as of March 14,
                    2000.

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     Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       VA LINUX SYSTEMS, INC.
                                       a Delaware corporation


Dated: April 12, 2000              By: /s/ Larry M. Augustin
                                       ---------------------------
                                       Larry M. Augustin
                                       President and Chief Executive Officer

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                                  EXHIBIT INDEX

Exhibit Number    Description
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
    99.4          Agreement and Plan of Reorganization dated as of March 14, 2000.

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